                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984

                           The New Ireland Fund, Inc.
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                                Dublin 4, Ireland
               (Address of principal executive offices) (Zip code)

                   PNC Global Investment Servicing (U.S.) Inc.
                           99 High Street, 27th Floor
                                Boston, MA 02110
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 508 871 8500

                       Date of fiscal year end: October 31

                    Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                      THE
                                  NEW IRELAND
                                      FUND

                                   (GRAPHIC)

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2010

                 COVER PHOTOGRAPH -- DROMOLAND CASTLE, CO. CLARE
                      PROVIDED COURTESY OF TOURISM IRELAND

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

     As may be seen in the Economic Review section below, Ireland's economy is forecast to contract by just 0.5% for the full year 2010, although it is expected to show growth towards the end of the year. Having said this, growth of 2.8% is expected for calendar 2011. This growth pattern is fairly similar to the majority of countries within the European Community, although the 2011 projected figure for Ireland is better than the forecast for many of these countries.

     The Irish Government introduced harsh measures in its December 2009 Budget, which reflected the need to take action with a view to reducing the Country's overall deficit. Measures taken ranged from the cutting back of capital expenditures to wage reductions across the public sector and to increased taxation in some other sectors of the economy. These steps have been viewed positively within the European Community and, together with the commitment of the Irish Government to continue such measures over the next couple of years, they have resulted in the general belief that Ireland will be able to work its way out of its economic problems.

     As shown below, the Fund has performed satisfactorily over the past six months with its Net Asset Value ("NAV") increasing by 7.0% despite the weakening of the Euro over this same period. With the continued weakening of the Euro versus the U.S. dollar, the Irish Equities market ("ISEQ") will have a difficult time continuing the same level of growth it has been showing but hopefully, the Fund's performance will continue to be positive.

PERFORMANCE

     Over the first six months of the current fiscal year the Fund's NAV, in U.S. dollar terms*, increased by 7.0%. The ISEQ and ISEQ ex Bank of Ireland ("BOI"), in which the Fund is precluded from investing, were ahead 6.8% and 7.6% respectively over the same period. In the most recent quarter, the Fund's NAV increased by 8.8% to $8.77, matching the ISEQ, excluding BOI, which also returned 8.8% over the same period.

     The Irish market advanced in local currency terms, along with equity markets globally, during the most recent quarter as economic indicators continued to improve while corporate results showed some encouraging trends. Currency movements were again generally unfavorable for the Fund with the U.S. dollar advancing by 4% and 10% respectively against the Euro over the quarter and fiscal year to date.

*    All returns are quoted in U.S. Dollars unless otherwise stated.

     During the half year, we continued to implement the Share Repurchase Program with 367,300 shares being repurchased and retired since October 31, 2009, at a cost of $2.6 million. These repurchases represent a reduction of 5.21% of the shares outstanding at October 31, 2009 and they have resulted in a positive impact of 6 cents per share.

ECONOMIC REVIEW

     Domestic GDP forecasts were adjusted upwards in the most recent period. Latest Central Bank of Ireland ("CBOI") forecasts are for a contraction in GDP of 0.5% in 2010 followed by a resumption of growth to 2.8% in 2011. Public and private forecasters continue to make upward revisions to their GDP forecasts. Consumer spending and the net trade balance remain the areas with most potential for positive surprise in the coming months.

     Consumer spending is forecast to decline 1.0% in 2010 and to rise 1.1% in 2011. Employment growth continues to be subdued but a decline in the savings ratio is anticipated which should help boost consumption.

     Gross fixed capital formation is expected to decline by 16.1% in 2010 and 3.4% in 2011 as the decline in residential construction output becomes less of a drag on economic growth. New housing completions are expected to reach 12,000 units in 2010. Non-residential activity is forecast to decline further in 2010 and 2011 due to elevated vacancy levels and a lack of credit availability. However, capital values would seem to be bottoming at 55-60% below peak levels according to the latest survey data.

     Exports are expected to rise by 2.0% in 2010 and 4.3% in 2011. Services have grown strongly in the first four months of 2010 and will continue to outpace merchandise trade. The recent weakness of the Euro against the U.S. Dollar and the British Pound will further assist the competitiveness of Irish exports. Imports are expected to lag in 2010 (-1.1%) but should see some recovery in 2011 with growth forecast at 2.6%. The current account deficit is expected to move into surplus by 2011.

     Market concerns are largely macro-related at present with the budget deficits and general government debt positions of peripheral European nations coming into focus. Ireland will run a budget deficit of 11.6% in 2010 but credible fiscal stability plans have been put in place to reduce the deficit to less than 3% by 2014. General government debt reached 64.5% of GDP in 2009 and will reach 83% by 2012 before steadily declining to 2014. Importantly, tax revenues have begun to show signs of stabilization while the gross debt burden is buffered by National Treasury Management Agency cash balances and the National Pension Reserve Fund which totaled over Euro 50 billion at the end of April. However, contagion from weaker Euro-zone nations remains a risk and has driven up Irish bond yield spreads in recent weeks.

     While sovereign debt and deficit concerns have come to the fore, recent months have seen continued strong profitability and deleveraging from global corporations. Non-financial Irish corporations have posted strong results, reduced cost bases and strengthened balances sheets. Funding and balance sheet risk at the corporate level in Ireland still revolves around the quoted financial stocks although the recent capital raising by Bank of Ireland may provide a template for other players in the sector to address solvency and liquidity concerns.

     Irish consumer sentiment improved in March with the overall Consumer Sentiment Index reaching 61.9 compared to 59.4 in February. The corresponding figure for March 2009 was 44.1. Employment trends and the stability of government finances continue to be the main confidence drivers.

     The Live Register fell in April to a seasonally adjusted rate of 432,500 claimants down from 433,000 in March. The unemployment rate at the end of April was estimated to be approximately 13.4%. The CBOI is forecasting an average unemployment rate of 13.7% for 2010.

     The volume of retail sales increased by 3.6% on an annual basis in March however, excluding the volatile autos component, core retail sales were down 1.2% over the same period. Retail sales volume grew by 1.1% in Q1 2010, the first quarterly increase since 2007.

     The Annual Harmonized Index of Consumer Prices ("HCIP") declined by 2.4% in the year to March 2010. The largest contributors over the period included Education (+8.7%) and Transport (+5.0%) while the main detractors included Clothing & Footwear (-13.7%) and Gas & Other Fuels (-9.0%).

     Demand for credit from businesses and households remains muted with corporations and consumers in deleveraging mode while credit criteria have tightened considerably. Non-financial credit fell by 4.6% over the year to March 2010 while household credit was 2.6% lower on an annual basis.

EQUITY MARKET REVIEW

     World stock markets posted good returns in local currency terms during the quarter;

                                                  FISCAL YEAR
                             QUARTER ENDED          TO DATE
                            APRIL 30TH, 2010    APRIL 30TH, 2010
                           -----------------   -----------------
                             LOCAL              LOCAL
                           CURRENCY   U.S. $   CURRENCY   U.S. $
                           --------   ------   --------   ------
Irish Equities (ISEQ)       +14.1%     +9.2%    +18.5%     +6.8%
S&P 500                     +10.5%    +10.5%    +14.5%    +14.5%
NASDAQ                      +14.6%    +14.6%    +20.4%    +20.4%
UK Equities (FTSE 100)       +7.0%     +2.2%    +10.1%     +2.3%
Japanese Equities            +9.5%     +5.4%    +10.3%     +5.6%
Dow Jones Eurostoxx 50       +2.9%     -1.7%     +5.0%     -5.5%
German Equities (DAX)        +9.4%     +4.5%    +13.3%     +2.1%
French Equities (CAC 40)     +2.1%     -2.5%     +5.8%     -4.7%
Dutch Equities (AEX)         +5.5%     +0.8%    +14.4%     +3.0%

     There was news flow in relation to a number of the Fund's holdings in recent months, highlights are as follows:

     GRAFTON GROUP PLC: Grafton was the Fund's best performer over the period. In early May the Group released a trading update indicating improved operating performance across its U.K. and Irish divisions. U.K. turnover has grown 4% in local currency terms in the three months to end April 2010. Irish revenues continue to decline but at a moderating rate. The Group should see good operating margin expansion for 2010 if these trends continue. Grafton is attractively valued at 0.9x's 2010 book value and remains highly operationally leveraged into any top line recovery.

     C&C GROUP PLC: C&C performed strongly over the period as evidence of continued improvement in underlying trading continued to emerge from industry statistics. The Group also disposed of its non-core Spirits division to a trade buyer for a cash consideration of E300m reducing pro-forma net debt/EBITDA to 0.6x's. This clears the way for further organic/acquisitive investment in the Group's core cider business and raises the prospect of higher capital returns to shareholders in due course.

     FBD HOLDINGS PLC: FBD released a trading statement at the end of April indicating an improvement in operating conditions in Q1 2010. Gross premiums written in Ireland increased in the quarter for the first time since H1 2007. Premium rates have continued to harden, in particular for home and business insurance. The Group expects to deliver a 2010 performance in line with consensus analyst expectations.

     ICON PLC: Icon delivered a strong performance in Q1 2010 with net revenues of $219 million in line with the prior year. Operating margin also remained stable at 12.2% in the period with EPS up 6% on lower interest charges. The key book to bill metric improved sequentially to 1.2x's suggesting acceleration in revenue can be expected in the coming quarters. The Group continues to take market share and its net cash position of $200 million provides scope for bolt on deals going forward.

CURRENT OUTLOOK

     The Irish economy is currently moving through a transitional growth period with a further decline in GDP of 0.5% forecast for 2010 followed by a resumption of growth to 2.8% in 2011. Consumer spending and net trade will be the key drivers of forecasts over the coming quarters.

     The ISEQ is currently trading on a price to book multiple of 1.4x's which is undemanding in a historic context and assumes individual market components will see their future earnings and returns settle well below average trends.

     The trend in earnings revisions continues to be positive with an increasing number of the Fund's holdings seeing forecast upgrades in recent months. The Fund will continue with its core strategy of deploying its capital towards businesses with strong franchises, balance sheets and management where it is believed that current valuations fail to capture the potential upside to equity investors.

Sincerely,


/s/ Peter J. Hooper

Peter J. Hooper
Chairman
June 18, 2010

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                 MARKET VALUE (a)        NET ASSET VALUE (a)
             -----------------------   -----------------------
                            AVERAGE                   AVERAGE
             CUMULATIVE   ANNUAL (b)   CUMULATIVE   ANNUAL (b)
             ----------   ----------   ----------   ----------
Six Months       5.22         5.22         6.95        6.95
One Year        48.31        48.31        38.77       38.77
Three Year     (58.89)      (25.64)      (51.83)     (21.61)
Five Year      (17.59)       (3.80)      (14.14)      (3.00)
Ten Year        53.61         4.39        31.60        2.78

                        PER SHARE INFORMATION AND RETURNS

                                                                                                             SIX
                                                                                                           MONTHS
                                                                                                            ENDED
                                                                                                          APRIL 30,
                        2000    2001     2002     2003    2004    2005    2006    2007    2008     2009      2010
                       -----   ------   ------   -----   -----   -----   -----   -----   ------   -----   ---------
Net Asset
   Value ($)           20.06    13.28    11.04   16.29   20.74   24.36   32.55   30.95    10.18    8.20     8.77
Income
   Dividends ($)       (0.13)   (0.01)   (0.03)     --   (0.09)  (0.03)  (0.16)  (0.24)   (0.36)  (0.33)      --
Capital Gains
Other
   Distributions ($)   (1.60)   (2.65)   (0.69)     --      --      --   (1.77)  (2.40)   (4.86)  (2.76)      --
Total
   Return (%) (a)      12.86   (20.99)  (11.44)  47.55   28.14   17.51   45.97    2.88   (58.62)  26.91     6.95

NOTES

(a) Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan ("the Plan"). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 19.

(b)  Periods less than one year are not annualized.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2010
                           (PERCENTAGE OF NET ASSETS)
                                   (UNAUDITED)

                                   (PIE CHART)

Construction and Building Materials   30.30%
Other Assets                          13.65%
Food and Beverages                    11.94%
Transportation                        11.69%
Health Care Services                   8.57%
Financial                              5.97%
Business Services                      5.24%
Diversified Financial Services         4.52%
Leisure and Hotels                     4.08%
Energy                                 4.04%

           TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2010 (UNAUDITED)

HOLDING                         SECTOR                                % OF NET ASSETS
-------                         ------                                ---------------
CRH PLC                         Construction and Building Materials        21.99%
Ryanair Holdings PLC            Transportation                              8.32%
DCC PLC                         Business Services                           5.24%
Kerry Group PLC, Series A       Food and Beverages                          4.71%
C&C Group PLC                   Food and Beverages                          4.43%
Elan Corp. PLC-Sponsored ADR    Health Care Services                        4.28%
Kingspan Group PLC              Construction and Building Materials         4.20%
Grafton Group PLC-UTS           Construction and Building Materials         4.11%
Paddy Power PLC                 Leisure and Hotels                          4.08%
Dragon Oil PLC                  Energy                                      4.04%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS (UNAUDITED)

                                                                      Value (U.S.)
April 30, 2010                                             Shares       (Note A)
------------------------------------------------------   ----------   ------------
COMMON STOCKS (99.06%)
COMMON STOCKS OF IRISH COMPANIES (98.88%)
AGRICULTURAL OPERATIONS (2.63%)
   Origin Enterprises PLC                                   472,595   $  1,539,541
                                                                      ------------
BUSINESS SERVICES (5.24%)
   DCC PLC                                                  114,664      3,065,564
                                                                      ------------
BUSINESS SUPPORT SERVICES (2.35%)
   CPL Resources PLC                                        382,417      1,372,894
                                                                      ------------
CONSTRUCTION AND BUILDING MATERIALS (30.30%)
   CRH PLC                                                  451,950     12,878,606
   Grafton Group PLC-UTS                                    496,148      2,407,909
   Kingspan Group PLC*                                      260,706      2,461,191
                                                                      ------------
                                                                        17,747,706
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES (4.34%)
   FBD Holdings PLC                                          51,296        532,003
   IFG Group PLC                                            624,801        996,917
   TVC Holdings PLC*                                        815,973        726,920
   Worldspreads Group PLC*                                  238,839        282,638
                                                                      ------------
                                                                         2,538,478
                                                                      ------------
ENERGY (4.04%)
   Dragon Oil PLC*                                          319,386      2,365,414
                                                                      ------------
FINANCIAL (5.97%)
   Allied Irish Banks PLC*                                  849,471      1,623,085
   Irish Life & Permanent Group Holdings PLC*               462,216      1,873,251
                                                                      ------------
                                                                         3,496,336
                                                                      ------------
FOOD & AGRICULTURE (3.99%)
   Aryzta AG                                                 60,615      2,337,298
                                                                      ------------
FOOD AND BEVERAGES (11.94%)
   C&C Group PLC                                            541,889      2,593,874
   Glanbia PLC                                              317,890      1,361,033
   Kerry Group PLC, Series A                                 86,131      2,761,167
   Total Produce PLC                                        552,258        279,037
                                                                      ------------
                                                                         6,995,111
                                                                      ------------

THE NEW IRELAND FUND, INC.

                                                                      Value (U.S.)
April 30, 2010                                             Shares       (Note A)
------------------------------------------------------   ----------   ------------
COMMON STOCKS (CONTINUED)
HEALTH CARE SERVICES (8.57%)
   Elan Corp. PLC-Sponsored ADR*                            372,800   $  2,505,216
   ICON PLC-Sponsored ADR*                                   60,335      1,759,972
   United Drug PLC                                          216,966        755,839
                                                                      ------------
                                                                         5,021,027
                                                                      ------------
LEISURE AND HOTELS (4.08%)
   Paddy Power PLC                                           68,141      2,391,024
                                                                      ------------
TECHNOLOGY (3.41%)
   Norkom Group PLC*                                        938,776      1,997,184
                                                                      ------------
TELECOMMUNICATIONS (0.33%)
   Zamano PLC*                                            1,100,000        191,602
                                                                      ------------
TRANSPORTATION (11.69%)
   Aer Lingus Group PLC*                                    501,223        486,508
   Irish Continental Group PLC                               66,141      1,486,256
   Ryanair Holdings PLC*                                    983,063      4,875,579
                                                                      ------------
                                                                         6,848,343
                                                                      ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $62,206,210)                                                   57,907,522
                                                                      ------------
COMMON STOCKS OF FRENCH COMPANIES (0.18%)
DIVERSIFIED FINANCIAL SERVICES (0.18%)
   BNP Paribas                                                1,551        107,507
                                                                      ------------
TOTAL COMMON STOCKS OF FRENCH COMPANIES
   (Cost $101,345)                                                         107,507
                                                                      ------------
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT
   (Cost $62,307,555)                                                 $ 58,015,029
                                                                      ------------

THE NEW IRELAND FUND, INC.

                                                            Face      Value (U.S.)
April 30, 2010                                              Value       (Note A)
------------------------------------------------------   ----------   ------------
FOREIGN CURRENCY ON DEPOSIT (0.10%)
   British Pounds Sterling                               L      600   $        919
   Euro                                                  E   41,564         55,265
                                                                      ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $56,270)**                                                         56,184
                                                                      ------------
TOTAL INVESTMENTS (99.16%)
   (Cost $62,363,825)                                                   58,071,213
OTHER ASSETS AND LIABILITIES (0.84%)                                       494,674
                                                                      ------------
NET ASSETS (100.00%)                                                  $ 58,565,887
                                                                      ============

*    Non-income producing security.

**   Foreign currency held on deposit at JPMorgan Chase & Co.

ADR - American Depositary Receipt traded in U.S. dollars.

UTS - Units

The summary of inputs used to value the Fund's net assets as of April 30, 2010 is as follows (See Note A - Security Valuation in the Notes to Financial Statements):

                                                            LEVEL 2        LEVEL 3
                                 TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                                04/30/10       PRICE         INPUT          INPUT
                              -----------   -----------   -----------   ------------
Investments in Securities*+   $58,015,029   $58,015,029       $--           $--

*    See Portfolio Holdings detail for industry breakout.

+    Total Investments exclude Foreign Currency on Deposit.

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

April 30, 2010

ASSETS:
   Investments at value (Cost $62,307,555)
      See accompanying schedule                   U.S. $58,015,029
   Cash                                                    243,786
   Foreign currency (Cost $56,270)                          56,184
   Dividends receivable                                    359,028
   Receivable for investment securities sold               181,912
   Prepaid expenses                                         32,354
                                                       -----------
      Total Assets                                      58,888,293
                                                       -----------
LIABILITIES:
   Payable for investments purchased                       168,424
   Printing fees payable                                    39,798
   Investment advisory fee payable (Note B)                 31,197
   Accrued legal fees payable                               29,833
   Accrued audit fees payable                               19,109
   Directors' fees and expenses                             18,920
   Administration fee payable (Note B)                       8,333
   Custodian fees payable (Note B)                           1,815
   Accrued expenses and other payables                       4,977
                                                       -----------
      Total Liabilities                                    322,406
                                                       -----------
NET ASSETS                                        U.S. $58,565,887
                                                       ===========
AT APRIL 30, 2010 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
      Authorized 20,000,000 Shares
      Issued and Outstanding 6,676,484 Shares     U.S. $    66,765
   Additional Paid-in Capital                           65,175,837
   Accumulated Net Investment Loss                          (7,442)
   Accumulated Net Realized Loss                        (2,366,422)
   Net Unrealized Depreciation of Securities,
      Foreign Currency and Net Other Assets             (4,302,851)
                                                       -----------
TOTAL NET ASSETS                                  U.S. $58,565,887
                                                       ===========
NET ASSET VALUE PER SHARE
   (Applicable to 6,676,484 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $58,565,887 / 6,676,484)                    U.S. $      8.77
                                                       ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS

                                                                               For the Six Months Ended
                                                                                    April 30, 2010
                                                                                      (unaudited)
                                                                               ------------------------
INVESTMENT INCOME
   Dividends                                                                       U.S. $  569,803
   Less: foreign taxes withheld                                                             (4,753)
                                                                                        ----------
TOTAL INVESTMENT INCOME                                                                    565,050
                                                                                        ----------
EXPENSES
   Investment advisory fee (Note B)                               $  182,733
   Directors' fees and expenses                                      107,141
   Administration fee (Note B)                                        64,301
   Insurance premiums                                                 61,603
   Printing fees                                                      35,674
   Compliance fees                                                    32,776
   Legal fees                                                         21,764
   Audit fees                                                         19,109
   Custodian fees (Note B)                                            12,781
   Other                                                              34,610
                                                                  ----------
TOTAL EXPENSES                                                                             572,492
                                                                                        ----------
NET INVESTMENT LOSS                                                                U.S. $   (7,442)
                                                                                        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE D)
   Realized gain/(loss) on:
      Securities transactions                                      1,218,666
      Foreign currency transactions                                   (8,348)
                                                                  ----------
   Net realized gain on investments during the period                                    1,210,318
                                                                                        ----------
   Net change in unrealized appreciation/(depreciation) of:
      Securities                                                   2,223,075
      Foreign currency and net other assets                          (14,244)
                                                                  ----------
   Net unrealized appreciation of investments during the period                          2,208,831
                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                          3,419,149
                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               U.S. $3,411,707
                                                                                        ==========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months Ended
                                                       April 30, 2010        Year Ended
                                                         (unaudited)      October 31, 2009
                                                      ----------------   -----------------
Net investment loss                                   U.S. $    (7,442)  U.S. $   (431,124)
Net realized gain/(loss) on investments                      1,210,318          (3,567,628)
Net unrealized appreciation of investments,
   foreign currency holdings and net other
   assets                                                    2,208,831          15,847,635
                                                           -----------        ------------
Net increase in net assets resulting from
   operations                                                3,411,707          11,848,883
                                                           -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            --          (1,649,841)
   Net realized gains                                               --         (13,797,196)
                                                           -----------        ------------
Total distributions                                                 --         (15,447,037)
                                                           -----------        ------------
CAPITAL SHARE TRANSACTIONS:
   Value of 367,300 and 558,500 shares
      repurchased, respectively (Note F)                    (2,631,382)         (3,414,029)
   Value of shares issued to shareholders in
      connection with a stock distribution (Note E)                 --          13,901,795
                                                           -----------        ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                (2,631,382)         10,487,766
                                                           -----------        ------------
   Total increase in net assets                                780,325           6,889,612
                                                           -----------        ------------
NET ASSETS
   Beginning of period                                      57,785,562          50,895,950
                                                           -----------        ------------
   End of period (Including undistributed/
      accumulated net investment income/(loss)
      of $(7,442) and $0, respectively)               U.S. $58,565,887   U.S. $ 57,785,562
                                                           ===========        ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      Six Months Ended                    Year Ended October 31,
                                       April 30, 2010    -------------------------------------------------------
                                         (unaudited)       2009         2008        2007       2006       2005
                                      ----------------   -------      -------     --------   --------   --------
Operating Performance:
Net Asset Value,
   Beginning of Period                U.S. $  8.20       $ 10.18      $ 30.95     $  32.55   $  24.36   $  20.74
                                           -------       -------      -------     --------   --------   --------
Net Investment Income/(Loss)                 (0.00)#       (0.06)        0.34         0.35       0.23       0.16
Net Realized and Unrealized
   Gain/(Loss) on Investments                 0.51          1.23       (15.77)        0.69       9.98       3.38
                                           -------       -------      -------     --------   --------   --------
Net Increase/(Decrease) in
   Net Assets Resulting from
   Investment Operations                      0.51          1.17       (15.43)        1.04      10.21       3.54
                                           -------       -------      -------     --------   --------   --------
Distributions to Shareholders from:
   Net Investment Income                        --         (0.33)       (0.36)       (0.24)     (0.16)     (0.03)
   Net Realized Gains                           --         (2.76)       (4.86)       (2.40)     (1.77)        --
                                           -------       -------      -------     --------   --------   --------
Total from Distributions                        --         (3.09)       (5.22)       (2.64)     (1.93)     (0.03)
                                           -------       -------      -------     --------   --------   --------
Anti-Dilutive/(Dilutive) Impact of
   Capital Share Transactions                 0.06+++++    (0.06)++++   (0.12)+++     0.00++    (0.09)+     0.11
                                           -------       -------      -------     --------   --------   --------
Net Asset Value,
   End of Period                      U.S. $  8.77       $  8.20      $ 10.18     $  30.95   $  32.55   $  24.36
                                           =======       =======      =======     ========   ========   ========
Share Price, End of
   Period                             U.S. $  7.46       $  7.09      $  8.95     $  28.96   $  30.67   $  21.95
                                           =======       =======      =======     ========   ========   ========
Total NAV Investment
   Return (a)                                 6.95%        26.91%      (58.62)%       2.88%     45.97%     17.51%
                                           =======       =======      =======     ========   ========   ========
Total Market Investment
   Return (b)                                 5.22%        25.06%      (61.20)%       2.17%     52.47%     19.07%
                                           =======       =======      =======     ========   ========   ========
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Net Assets,
   End of Period (000's)              U.S. $58,566       $57,786      $50,896     $145,765   $151,102   $110,189
Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets                                (0.03)%*      (0.87)%       1.67%        1.02%      0.86%      0.66%
Ratio of Operating Expenses
   to Average Net Assets                      2.04%*        2.65%        1.56%        1.31%      1.40%      1.34%
Portfolio Turnover Rate                          4%           16%          21%          13%        11%        13%

(a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

+ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.

++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++ Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.

++++ Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++++ Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.00 per share impact for the new shares issued as Capital Gain Stock Distribution.

*    Annualized.

#    Amount represents less than $(0.01) per share.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

     FAIR VALUE MEASUREMENTS: The inputs and valuations techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     Level 3 - unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the levels of the Fund's investments as of April 30, 2010 is included with the Fund's Portfolio of Investments.

THE NEW IRELAND FUND, INC.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     Management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (October 31, 2009, 2008, 2007 and 2006), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Management reviewed the treatment of tax positions taken by the Fund, including but not limited to whether the Fund satisfies the various requirements to be treated as a regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund will satisfy such requirements.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. ("FT-IDC") each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2010.

THE NEW IRELAND FUND, INC.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENT: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Effective May 1, 2009, under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. Prior to May 1, 2009, the Fund paid a monthly fee at an annualized rate equal to 0.75% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. ("PNC"). The Fund pays PNC an annual fee payable monthly. During the six months ended April 30, 2010, the Fund incurred expenses of U.S. $64,301 on administration fees to PNC.

     On February 2, 2010, The PNC Financial Services Group, Inc. entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, The PNC Financial Services Group, Inc. will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC, an indirect,

THE NEW IRELAND FUND, INC.

wholly-owned subsidiary of The PNC Financial Services Group, Inc. The Stock Sale includes PNC, PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended April 30, 2010, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $12,781.

C. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2010 excluding U.S. government and short-term investments, aggregated U.S. $2,243,027 and U.S. $5,289,565, respectively.

D. COMPONENTS OF DISTRIBUTABLE EARNINGS:

     At October 31, 2009, the components of distributable earnings on a tax basis were as follows:

   Capital     Undistributed   Undistributed
    Loss          Ordinary       Long-Term     Net Unrealized
Carryforward       Income          Gains        Depreciation
------------   -------------   -------------   --------------
$(1,267,836)        $--             $--         $(8,820,586)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2010 were as follows:

                                                                      Gross
                    Gross             Gross                         Unrealized
                  Unrealized       Unrealized     Net Unrealized   Depreciation        Net
Total Cost of    Appreciation     Depreciation     Depreciation     on Foreign     Unrealized
 Investments    on Investments   on Investments   on Investments     Currency     Depreciation
-------------   --------------   --------------   --------------   ------------   ------------
 $62,307,555      $16,254,365     $(20,546,891)    $(4,292,526)      $(10,325)    $(4,302,851)

     There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities.

E. COMMON STOCK:

     For the six months ended April 30, 2010, the Fund issued no shares in connection with stock distribution.

     For the year ended October 31, 2009, the Fund issued 2,603,300 shares in connection with stock distribution in the amount of $13,901,795.

F. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six months ended April 30, 2010, the Fund repurchased 367,300 (5.21% of the shares outstanding at October 31, 2009) of its shares for a total cost of $2,631,382, at an average discount of 12.83% of net asset value.

     For the year ended October 31, 2009, the Fund repurchased 558,500 (7.35% of the shares outstanding at January 31, 2009 year end) of its shares for a total cost of $3,414,029, at an average discount of 14.13% of net asset value.

THE NEW IRELAND FUND, INC.

G. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. SUBSEQUENT EVENT:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

                              PORTFOLIO INFORMATION

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at http://www.newirelandfund.com; (3) on the SEC's website at http://www.sec.gov; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

                               ADVISORY AGREEMENT

     (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to PNC).

     The Directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser in respect of the Fund at a meeting held on March 9, 2010.

     In preparation for the meeting, the Directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the Directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The Directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with analogous investment objectives and to the Irish Stock Exchange index;

     2. the nature, extent and quality of investment and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

     5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

     8. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel and consultants of the Adviser; and

     9.   the terms of the Advisory Agreement.

     The Directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers.

     The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

     The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the Director and the Officers of the Fund who are employees of the Adviser, or retained as a consultant by them.

     The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

     At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

     The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser's expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser's level of profitability, from its relationship with the Fund, was not excessive.

FALL-OUT BENEFITS

     The Adviser advised the Directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.

     The Directors also noted that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

     The Directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. These were determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the common shares of the Adviser's parent company, which represents approximately 5.9% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

     At the meeting, the Directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Developed Market closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2010. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared negatively to such funds, but was consistently above that of the securities index. The Directors also noted that the Fund's diversification criteria limited its investment flexibility compared to many advisory accounts advised by the Adviser. Based upon their review, the Directors concluded that the Fund's relative investment performance over time had been satisfactory.

EXPENSE RATIO

     The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to herein as the Fund's "peer group"). The Directors noted that the information provided by the 15c Provider was as of January 31, 2010 and that the expense ratio had decreased since this date due to an increase in the asset size of the Fund and reductions in certain expense categories.

ADVISORY FEE

     The Directors were advised that the Fund is the Adviser's only U.S. client, managed exclusively in Irish equity securities and subject to its diversification restraints and inability to purchase the common shares of the Adviser's parent company. Other institutional accounts, which included Irish equities, generally had much broader mandates with fee structures differing substantially from the Fund and, recognizing its current level of assets, such institutional fees appeared somewhat but not significantly lower.

     The Adviser reviewed with the Directors the major differences in the scope of services, it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as Officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

     The Fund's peer group consisted of 45 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of 0.691% (based on net assets at December 31, 2009) was well within the range of advisory fees paid by the portfolios in the group, and was below the average and the median for the group.

     The Directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients.

     The Directors took into account that the Advisory Agreement was amended in 2009 to lower the advisory fee from .75% to .65% for assets up to $100 million with the fee for assets over $100 million remaining at .50%. As mentioned above, the Fund's advisory fees are below the average of the peer group.

     The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

     After considering the information, the Directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

     In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the Directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

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

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

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS

                  Peter J. Hooper    - CHAIRMAN OF THE BOARD
                  Chris Johns        - PRESIDENT AND DIRECTOR
                  David Dempsey      - DIRECTOR
                  Margaret Duffy     - DIRECTOR
                  Denis P. Kelleher  - DIRECTOR
                  George G. Moore    - DIRECTOR
                  Lelia Long         - TREASURER
                  Colleen Cummings   - ASSISTANT TREASURER
                  Vincenzo Scarduzio - SECRETARY
                  Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER
                 Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                                Dublin 4, Ireland

                                  ADMINISTRATOR
                   PNC Global Investment Servicing (U.S.) Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                    CUSTODIAN
                              JPMorgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                              Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                 c/o PNC Global Investment Servicing (U.S.) Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

IR-SAR 04/10

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                              (d) MAXIMUM NUMBER (OR
                                                             (c) TOTAL NUMBER OF SHARES     APPROXIMATE DOLLAR VALUE)
                       (a) TOTAL NUMBER     (b) AVERAGE     (OR UNITS) PURCHASED AS PART       OF SHARES (OR UNITS)
                         OF SHARES (OR     PRICE PAID PER    OF PUBLICLY ANNOUNCED PLANS    THAT MAY YET BE PURCHASED
PERIOD                 UNITS) PURCHASED   SHARE (OR UNIT)            OR PROGRAMS           UNDER THE PLANS OR PROGRAMS
------                 ----------------   ---------------   ----------------------------   ---------------------------
November 1, 2009 to
   November 30, 2009        81,900              7.47                    81,900                       622,478
December 1, 2009 to
   December 31, 2009        97,600              7.28                    97,600                       524,878
January 1, 2010 to
   January 31, 2010         79,400              7.33                    79,400                       445,478
February 1, 2010 to
   February 28, 2010        77,100              6.67                    77,100                       368,378
March 1, 2010 to
   March 31, 2010           31,300              6.78                    31,300                       337,078
April 1, 2010 to
April 30, 2010                   0                 0                         0                       337,078
Total                      367,300              7.16                   367,300                       337,078

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

(a.) The date each plan or program was announced: FEBRUARY 2000

(b.) The dollar amount (or share or unit amount) approved: 10% OF SHARES
     OUTSTANDING AS AT OCTOBER 31, 2009

(c.) The expiration date (if any) of each plan or program: NONE

(d.) Each plan or program that has expired during the period covered by the table: NONE

(e.) Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The New Ireland Fund, Inc.


By (Signature and Title)* /s/ Chris Johns
                          -----------------------------------
                          Chris Johns, President
                          (principal executive officer)

Date 6/23/10
     ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Chris Johns
                          -----------------------------------
                          Chris Johns, President
                          (principal executive officer)

Date 6/23/10
     ----------


By (Signature and Title)* /s/ Lelia Long
                          -----------------------------------
                          Lelia Long, Treasurer
                          (principal financial officer)

Date 6/23/10
     ----------

* Print the name and title of each signing officer under his or her signature.